SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date earliest event reported)           January 10, 2000
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                             VALUE HOLDINGS, INC.
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             (exact name of registrant as specified in its charter)


                                    FLORIDA
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                 (State or other jurisdiction of incorporation)



        0-15076                                        59-2388734
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(Commission File Number)                (IRS Employer Identification Number)



         2407 Douglas Road, Suite 400, Miami FL                  33145
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 (Address of principal executive offices)                    (Zip Code)


Registrant s Telephone Number, Including Area Code:    (305) 447-8801
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                                      N/A
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(Former name or former address, if changed since last report)



			Item 4.  Changes in Registrant's Certifying Accountant

	(a)(1) The independent certified public accounting firm for the Company, Infante, Lago & Co., has been dismissed due to the departure of Jesus Lago, The partner in charge of the Company's audit. The dismissal was necessary in order for the Company to retain Berkovits & Company, P.A. as the Company s independent certified public accountants in which Mr. Jesus
Lago has become a partner. The dismissal became effective January 10, 2000.

	(i)	Infante, Lago & Company was dismissed solely because of the resignation of the individual partner responsible for the Company s audit.

(ii) During the past two years the principal accountant s report on the financial statements contained a qualification as to uncertainty as a going concern.

(iii) The decision to change accountants was approved by the Company s Board of Directors.

(iv) During the Company's two most recent fiscal years and any Subsequent interim period preceding the dismissal of Infante, Lago and Com., there were not disagreements with them on any matter of accounting principles or practices, financial statements, disclosures or auditing scope or procedure.

(v) No events referred to in Item 304(a)(v) of Regulation SB
Occurred during the two years prior to the dismissal of Infante, Lago
& Co.

	(2)Berkovits & Company, P.A. has been engaged effective January 10, 2000. The Company did not, during the two most recent fiscal years or any subsequent interim period prior to engaging Berkovits & Company, P.A. consult Berkovits & Company, P.A. on any matter.

	(3)The company has provided Infante, Lago & Co. With a copy of the foregoing disclosures and has requested Infante, Lago & Co., furnish the Company with a letter addressed to the Commission stating whether it agrees with the foregoing statements made by the Company and if not,stating the respects in which it does not agree.



SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VALUE HOLDINGS, INC,

                                       By /s/ Robert Ziner
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                                               Robert Ziner
                                               President
Date: January 10, 2000